Putnam
Capital
Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

[GRAPHIC OMITTED: PIE CRIMPER]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense and risk comparisons for this fund can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

During its fiscal year, which ended April 30, 2004, Putnam Capital Opportunities Fund benefited from the strong equity market recovery. While your fund's management team stayed away from smaller, more speculative stocks -- causing the fund to underperform its benchmark index and Lipper peer group average -- the managers kept the fund well diversified in a variety of strong-performing stocks and sectors, while reducing sectors and holdings that became riskier as the period progressed. In the following report, the fund's management team provides a detailed discussion of their approach to the market environment that prevailed during the period, as well as an outlook for remainder of 2004.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * During the fiscal year ended April 30, 2004, Putnam Capital
   Opportunities Fund's class A shares had a total return at net asset value (NAV) of 31.27% and a return of 23.75% at public offering price
   (POP).

 * Due to its emphasis on generally larger-capitalization, higher-quality stocks, the fund underperformed the 40.41% return of its primary benchmark, the Russell 2500 Index.

 * For the same reason, the fund underperformed -- by a smaller margin -- the 33.08% average return of its Lipper category, Mid-Cap Core Funds.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The strong absolute performance of your fund over the past 12 months reflects the recovery in the U.S. equity markets during this period. From a relative return standpoint, the fund significantly underperformed its benchmark, the Russell 2500 Index and, to a lesser extent, its Lipper category average, primarily because of differences in composition between the fund's portfolio and the index. The index contains many companies that we believe are too small, too leveraged, or too speculative to meet the investment criteria we have established for your fund's portfolio. While these stocks led the market in 2003 -- following the historical trend of the typical early phase of a market recovery -- we feel that many of these firms do not have the characteristics to generate sustainable long-term returns. These characteristics include strong cash flows, healthy balance sheets with manageable debt levels, and attractive valuations relative to each stock's intrinsic worth.

FUND PROFILE

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


Market overview

The U.S. stock market sprang to life in 2003 after a three-year bear market. A sluggish economy and concerns about the war in Iraq gave way to a much more positive sentiment on Wall Street after the initial phase of the war appeared successful. During the spring and summer of 2003, investors turned their attention to the economy, which was showing signs of finally benefiting from President Bush's $350 billion tax-cut package and interest rates that had reached their lowest levels in 45 years. After hitting a low of 7,524 on March 11, 2003, the Dow Jones Industrial Average reached 10,453 by December 31. Stocks of small and midsize companies, as represented by the Russell 2500 Index, had the strongest performance, with the Russell 2500 posting a 40.41% gain for the calendar year. That these smaller companies had the largest gains follows a normal trend during the beginning stages of a stock market recovery, when more volatile small-cap stocks typically lead the market. Among the best-performing sectors in calendar 2003 were consumer electronics, Internet-related companies, and semiconductors.

In 2004, the market became significantly more volatile. During the first four months of the calendar year, investors were influenced by two opposing forces -- continued economic strengthening and impressive corporate earnings on the one hand; and the prospect (and threat to the recovery) of higher inflation and interest rates on the other.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Index (stocks of small and midsize companies)             40.41%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                21.65%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  26.26%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     22.88%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.82%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       16.61%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.64%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/04.
-------------------------------------------------------------------------------


Strategy overview

As the fund's fiscal year progressed through the spring and summer of 2003, it became increasingly apparent that the U.S. economy was strengthening and that growth would be sustainable. We therefore positioned the fund to benefit from an economic recovery, seeking to maintain a diverse portfolio of high-quality stocks in a variety of sectors that we thought would perform in a growth environment. We do not make sector bets, however. Our approach is to analyze each stock on an individual basis, considering the company's underlying value and assessing whether or not the stock is trading below or above that value. We look at factors such as a company's future earnings growth potential and its ability to generate cash over a long period of time.

From May through December of 2003, the stock market generally favored smaller companies, including those in the technology, Internet services, wireless communications, and semiconductor industries. Many of these companies did not meet our strict criteria, so the fund was considerably underweighted in these sectors. This was probably the most significant hindrance to its relative performance during the period. We emphasized consumer-oriented stocks, including retail companies, which performed well. We also increased the weighting in the insurance sector, which tends to perform better when interest rates are higher, which we expect them to be later on this year. These strategies contributed positively to performance during the fiscal year.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 10/31/03       as of 4/30/04

Retail                        8.0%                 9.4%

Electronics                   9.4%                 6.5%

Insurance                     4.4%                 6.3%

Medical technology            3.7%                 5.7%

Software                      3.7%                 4.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Several of the fund's top holdings performed well for the portfolio during the period. Supervalu, the fund's top holding and a new addition to the fund during the fiscal year, had solid gains. The company owns chains of grocery stores and recently added deep-discount retail stores, and it benefited from both the stronger economy as well as an ongoing trend toward low-cost shopping. C.R. Bard, a well-managed medical supplies company, significantly outperformed the Russell 2500 Index during the period. The stock's price had been driven down during the recession and was recognized by investors, including your fund's management team, as a bargain.

In the technology services sector, Factset Research, which provides a wide variety of aggregated financial data on public companies to the investment management industry, made a solid contribution. The company has a 95% market share and has seen significant growth in both revenues and earnings. Moreover, the stock fell below our assessment of its value during the bear market, providing us with a buying opportunity that paid off when the market recovered. T. Rowe Price, an investment company, also benefited from the stock market's recovery and outperformed during the period. We sold this holding prior to period end to realize the gains.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Supervalu, Inc.
   Retail

 2 King Pharmaceuticals, Inc.
   Pharmaceuticals

 3 C.R. Bard, Inc.
   Medical technology

 4 Autoliv, Inc.
   Automotive

 5 BMC Software, Inc.
   Software

 6 Ryland Group, Inc.
   Homebuilding

 7 Rent-A-Center, Inc.
   Retail

 8 RenaissanceRe Holdings, Ltd.
   Bermuda
   Insurance

 9 Terex Corp.
   Machinery

10 Michaels Stores, Inc.
   Retail

Footnote reads:
The holdings represent 19.3% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.


Autoliv is an automotive company that manufactures safety equipment, such as seat belts. The company is one of two major players in this industry, and it has benefited from the increase in demand by consumers for more safety features in the cars they buy. The stock outperformed the fund's benchmark.

Several holdings detracted from performance, including BMC Software, which provides software for large mainframe computer systems that allows companies to manage their information technology. The stock underperformed during the period, posting a positive return, but one that was below the fund's benchmark and Lipper category average. The company's business appears sound and generates significant cash flow, but growth has been weak. We believe that the company's projected growth rates should reflect a higher stock price than we're seeing currently, so we plan to continue holding this stock.

Rent-A-Center, another new company in the portfolio that rents items such as televisions and appliances, also detracted from the fund's returns, primarily because of the effect of low interest rates on consumer behavior. With rates at such low levels, people can borrow inexpensively to purchase goods, thereby reducing the need to rent. The fund still owns this stock because we believe the company's business model is sound and its financial results should improve.

Janus Capital, a mutual fund company, also detracted from returns because of a downturn in the industry, the departures of several key managers, and the firm's involvement in the market timing scandals over the past year. The fund no longer owns Janus.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management team

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Tinh Bui (Portfolio Member), John Ferry (Portfolio Member), and Gerald Moore (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While a pleasant change from the previous three years, the fund's returns over the past 12 months have been higher than normal for stocks, due to a confluence of positive events. There has been tremendous stimulus in the form of tax cuts, a weaker dollar, increased government spending, and interest rates that have been at historically low levels for some time. Meanwhile, until recently, there were few clear signs that the Federal Reserve Board would raise interest rates. However, in the weeks following the end of the reporting period, investors have seen evidence -- including large increases in new jobs -- that lead many to believe interest rates may increase sooner than expected. These economic reports have sparked greater market volatility as investors digest the effects that higher rates would have on corporate profits and the economy's growth (though it is generally believed that a modest increase in inflation and interest rates would not have a negative effect).

Our approach is to not be overly concerned about specific short-term economic events, or whether or not the Fed will raise interest rates. The market will always fluctuate in the short term. We believe the best course of action is to continue focusing our efforts on finding the best companies that we can find to fulfill the fund's stated objective. That said, we believe there is enough uncertainty in the outlook to warrant cautiousness. We plan to keep the portfolio well diversified and as balanced as possible among a wide variety of stocks in sectors that we believe should benefit from continued economic growth.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    31.27%     23.75%     30.16%     25.16%     30.19%     29.19%     30.46%     25.96%     30.88%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   52.57      43.83      47.09      45.09      47.17      47.17      48.66      43.49      50.65
Annual average             8.82       7.54       8.02       7.73       8.03       8.03       8.25       7.49       8.54
----------------------------------------------------------------------------------------------------------------------------------
Life of fund              45.35      36.97      39.16      38.16      39.23      39.23      41.07      36.11      43.27
Annual average             6.52       5.46       5.74       5.61       5.75       5.75       5.99       5.35       6.26
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.


------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
------------------------------------------------------------------------------------
                                                                    Lipper Mid-Cap
                                                                      Core Funds
                             Russell 2000        Russell 2500          category
                                Index               Index*             average+
------------------------------------------------------------------------------------
1 year                          42.01%              40.41%              33.08%
------------------------------------------------------------------------------------
5 years                         38.09               52.21               49.01
Annual average                   6.67                8.76                7.82
------------------------------------------------------------------------------------
Life of fund                    32.45               50.27               62.99
Annual average                   4.86                7.12                8.03
------------------------------------------------------------------------------------


   Index and Lipper results should be compared to fund performance at net asset value.

 * Putnam Management has recently undertaken a review of the fund's benchmarks. This index replaces the Russell 2000 Index as the primary performance benchmark for this fund because, in Putnam Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

 + Over the 1-year, 5-year, and life-of-fund periods ended 4/30/04, there were 316, 161, and 135 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/1/98 to 4/30/04

                 Fund's class A           Russell 2000            Russell 2500
Date              shares at POP               Index                   Index

6/1/98                9,425                  10,000                  10,000
12/98                 9,011                   9,307                   9,512
6/99                  9,367                  10,171                  10,547
12/99                11,447                  11,286                  11,809
6/00                 12,326                  11,628                  12,481
12/00                13,957                  10,945                  12,313
6/01                 14,455                  11,695                  12,786
12/01                13,667                  11,217                  12,463
6/02                 12,807                  10,690                  11,812
12/02                10,273                   8,919                  10,245
6/03                 11,567                  10,514                  11,979
12/03                13,683                  13,134                  14,908
4/04                $13,697                 $13,245                 $15,027

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $13,916 ($13,816 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $13,923 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $14,107 ($13,611 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $14,327. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
                 Class A      Class B      Class C      Class M      Class R
-------------------------------------------------------------------------------
Share value:   NAV     POP      NAV          NAV      NAV     POP      NAV
-------------------------------------------------------------------------------
4/30/03       $7.74   $8.21    $7.46        $7.52    $7.55   $7.82    $7.74
-------------------------------------------------------------------------------
4/30/04       10.16   10.72+    9.71         9.79     9.85   10.21    10.13
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/1/98)             (6/29/98)             (7/26/99)             (6/29/98)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    48.46%     40.00%     47.31%     42.31%     47.40%     46.40%     47.84%     42.70%     48.17%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   69.66      59.91      63.70      61.70      63.66      63.66      65.54      59.81      67.80
Annual average            11.15       9.84      10.36      10.09      10.35      10.35      10.61       9.83      10.91
----------------------------------------------------------------------------------------------------------------------------------
Life of fund              51.21      42.50      45.04      44.04      45.06      45.06      46.94      41.77      49.21
Annual average             7.34       6.25       6.58       6.45       6.58       6.58       6.81       6.16       7.09
----------------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

---------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
---------------------------------------------------------------------------------------
                                  Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------------------
Expenses paid per $1,000*            $6        $10        $10         $9         $8
---------------------------------------------------------------------------------------
Ending value (after expenses)    $1,047     $1,043     $1,043     $1,045     $1,045
---------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------

Value of your                                                       Total
investment on                                 Expenses paid        expenses
10/31/03               [DIV]    $1,000   X     per $1,000      =    paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $6 (see table above)  =   $60
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
-------------------------------------------------------------------------------
                            Class A    Class B    Class C    Class M   Class R
-------------------------------------------------------------------------------
Expenses paid per $1,000*      $6        $10        $10         $9        $8
-------------------------------------------------------------------------------
Ending value
(after expenses)           $1,019     $1,015     $1,015     $1,016    $1,017
-------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

---------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
---------------------------------------------------------------------------
                          Class A   Class B   Class C   Class M   Class R
---------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.25%     2.00%     2.00%     1.75%     1.50%
---------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.43%     2.18%     2.18%     1.93%     1.68%
---------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       7.59

U.S. stock
fund average           3.97

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund"), at April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2004


The fund's portfolio
April 30, 2004

Common stocks (99.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (1.0%)
-------------------------------------------------------------------------------
       174,300 Harte-Hanks, Inc.                                     $4,176,228
       217,617 Valassis Communications, Inc. (NON)                    6,724,365
                                                                 --------------
                                                                     10,900,593

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------
         2,700 Alliant Techsystems, Inc. (NON)                          160,083
         3,800 Precision Castparts Corp.                                171,038
       355,686 Teledyne Technologies, Inc. (NON)                      6,750,920
       133,300 United Defense Industries, Inc.
               (NON)                                                  4,618,845
                                                                 --------------
                                                                     11,700,886

Agriculture (--%)
-------------------------------------------------------------------------------
         4,400 Corn Products International, Inc.                        187,000

Airlines (1.0%)
-------------------------------------------------------------------------------
       244,700 ExpressJet Holdings, Inc. (NON)                        3,112,584
     1,106,000 Mesa Air Group, Inc. (NON)                             7,819,420
                                                                 --------------
                                                                     10,932,004

Automotive (2.8%)
-------------------------------------------------------------------------------
       209,375 American Axle & Manufacturing
               Holdings, Inc.                                         8,054,656
       458,353 Autoliv, Inc.                                         19,493,753
         3,104 BorgWarner, Inc.                                         254,342
         3,900 CLARCOR, Inc.                                            171,678
         5,800 SPX Corp.                                                257,230
        72,760 TRW Automotive Holdings Corp. (NON)                    1,526,505
                                                                 --------------
                                                                     29,758,164

Banking (4.2%)
-------------------------------------------------------------------------------
       151,670 Brookline Bancorp, Inc.                                2,147,647
       136,458 Commerce Bancorp, Inc.                                 7,779,471
       247,309 Compass Bancshares, Inc.                               9,486,773
        12,576 Cullen/Frost Bankers, Inc.                               544,541
       106,450 Doral Financial Corp.                                  3,490,496
         4,530 East West Bancorp, Inc.                                  255,175
        47,300 FirstFed Financial Corp. (NON)                         1,911,866
        11,475 Hibernia Corp. Class A                                   250,040
         2,600 Pacific Capital Bancorp.                                  95,368
           240 Signature Bank (NON)                                       5,647
       266,530 TCF Financial Corp.                                   13,206,562
        11,500 Texas Regional Bancshares, Inc.                          485,530
        87,249 Westamerica Bancorp.                                   4,240,301
                                                                 --------------
                                                                     43,899,417

Beverage (--%)
-------------------------------------------------------------------------------
         4,400 Adolph Coors Co. Class B                                 289,124

Biotechnology (1.3%)
-------------------------------------------------------------------------------
       110,260 Amylin Pharmaceuticals, Inc. (NON)                     2,469,824
       153,073 Connetics Corp. (NON)                                  2,977,270
        20,250 Medicines Co. (NON)                                      662,378
         1,570 MGI Pharma, Inc. (NON)                                    97,057
        75,175 Neurocrine Biosciences, Inc. (NON)                     4,933,735
        90,357 Telik, Inc. (NON)                                      2,120,679
                                                                 --------------
                                                                     13,260,943

Building Materials (--%)
-------------------------------------------------------------------------------
         3,700 Lafarge North America, Inc.                              163,725
         5,900 Sherwin Williams Co.                                     224,495
                                                                 --------------
                                                                        388,220

Chemicals (2.5%)
-------------------------------------------------------------------------------
         8,440 Albemarle Corp.                                          246,870
         5,980 Ferro Corp.                                              154,822
       336,000 Georgia Gulf Corp.                                    10,704,960
       261,000 MacDermid, Inc.                                        8,451,180
         9,100 Nova Chemicals Corp. (Canada)                            232,050
        24,400 OM Group, Inc. (NON)                                     620,980
       383,000 RPM, Inc.                                              5,775,640
                                                                 --------------
                                                                     26,186,502

Commercial and Consumer Services (3.2%)
-------------------------------------------------------------------------------
       133,900 Administaff, Inc. (NON)                                2,343,250
       148,418 Arbitron, Inc. (NON)                                   5,528,571
       298,918 Catalina Marketing Corp. (NON)                         4,956,060
         1,150 Choicepoint, Inc. (NON)                                   50,508
       145,436 Maximus, Inc. (NON)                                    5,090,260
        18,620 ServiceMaster Co. (The)                                  225,861
       265,326 Washington Group International, Inc.
               (NON)                                                  9,583,575
       216,300 West Corp. (NON)                                       5,284,209
                                                                 --------------
                                                                     33,062,294

Communications Equipment (3.7%)
-------------------------------------------------------------------------------
       195,900 Advanced Fibre Communications (NON)                    3,271,530
       423,800 Aspect Communications Corp. (NON)                      5,013,554
       438,171 Coinstar, Inc. (NON)                                   7,558,450
        92,900 CommScope, Inc. (NON)                                  1,626,679
       222,300 Comtech Telecommunications (NON)                       3,596,814
       364,079 Inter-Tel, Inc.                                        8,716,051
       692,790 PTEK Holdings, Inc. (NON)                              7,045,674
         3,790 Scientific-Atlanta, Inc.                                 122,758
       151,800 SeaChange International, Inc. (NON)                    1,763,916
                                                                 --------------
                                                                     38,715,426

Computers (1.7%)
-------------------------------------------------------------------------------
       333,900 Checkpoint Systems, Inc. (NON)                         5,365,773
        83,800 Hutchinson Technology, Inc. (NON)                      2,060,642
       126,400 Insight Enterprises, Inc. (NON)                        2,115,936
       397,665 Satyam Computer Services., Ltd. ADR
               (India)                                                7,722,654
                                                                 --------------
                                                                     17,265,005

Consumer Finance (1.5%)
-------------------------------------------------------------------------------
       186,600 CompuCredit Corp. (NON)                                3,091,962
     1,076,184 Providian Financial Corp. (NON)                       13,054,112
                                                                 --------------
                                                                     16,146,074

Consumer Goods (1.4%)
-------------------------------------------------------------------------------
         4,500 Alberto-Culver Co. Class B                               212,220
         3,100 International Flavors & Fragrances,
               Inc.                                                     112,375
       534,105 Yankee Candle Co., Inc. (The) (NON)                   14,463,563
                                                                 --------------
                                                                     14,788,158

Consumer Services (--%)
-------------------------------------------------------------------------------
         3,900 CDI Corp.                                                125,814
         9,544 FTI Consulting, Inc. (NON)                               156,999
                                                                 --------------
                                                                        282,813

Containers (--%)
-------------------------------------------------------------------------------
        12,045 Pactiv Corp. (NON)                                       276,433

Distribution (--%)
-------------------------------------------------------------------------------
         7,000 SCP Pool Corp. (NON)                                     281,470

Electric Utilities (2.2%)
-------------------------------------------------------------------------------
         4,140 Alliant Energy Corp.                                     102,920
       210,595 Avista Corp.                                           3,559,056
        97,996 Great Plains Energy, Inc.                              3,058,455
       460,508 OGE Energy Corp.                                      11,075,217
         6,000 PNM Resources, Inc.                                      175,080
       225,839 Puget Energy, Inc.                                     4,959,424
         4,305 SCANA Corp.                                              148,092
                                                                 --------------
                                                                     23,078,244

Electronics (6.5%)
-------------------------------------------------------------------------------
     3,558,300 Agere Systems, Inc. Class A (NON)                      8,041,758
        20,800 ATI Technologies, Inc. (Canada)
               (NON)                                                    302,640
       185,920 Belden, Inc.                                           3,251,741
       445,769 Benchmark Electronics, Inc. (NON)                     12,049,136
       532,500 Integrated Device Technology, Inc.
               (NON)                                                  7,162,125
         3,600 International Rectifier Corp. (NON)                      142,704
         6,400 Komag, Inc. (NON)                                         81,344
       474,400 Lattice Semiconductor Corp. (NON)                      3,377,728
       325,200 Micrel, Inc. (NON)                                     3,973,944
       136,100 Omnivision Technologies, Inc. (NON)                    3,035,302
       435,560 SanDisk Corp. (NON)                                   10,065,792
       537,800 Storage Technology Corp. (NON)                        14,128,006
       238,000 TTM Technologies, Inc. (NON)                           2,644,180
                                                                 --------------
                                                                     68,256,400

Energy (--%)
-------------------------------------------------------------------------------
        20,300 Key Energy Services, Inc. (NON)                          216,398

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------
       163,794 Eagle Materials, Inc.                                 10,761,266
         2,545 Insituform Technologies, Inc. Class
               A (NON)                                                   41,331
                                                                 --------------
                                                                     10,802,597

Entertainment (1.3%)
-------------------------------------------------------------------------------
       630,837 Regal Entertainment Group Class A                     13,745,938

Financial (1.1%)
-------------------------------------------------------------------------------
        12,910 Interactive Data Corp. (NON)                             215,855
       179,660 PMI Group, Inc. (The)                                  7,730,770
        25,765 Student Loan Corp.                                     3,648,324
                                                                 --------------
                                                                     11,594,949

Food (0.2%)
-------------------------------------------------------------------------------
       111,300 Chiquita Brands International, Inc.
               (NON)                                                  2,004,513

Forest Products and Packaging (0.6%)
-------------------------------------------------------------------------------
       206,907 Albany International Corp.                             6,310,664
        13,200 Domtar, Inc. (Canada)                                    151,668
         6,500 Sonoco Products Co.                                      161,590
                                                                 --------------
                                                                      6,623,922

Gaming & Lottery (--%)
-------------------------------------------------------------------------------
         9,300 Argosy Gaming Co. (NON)                                  345,867

Health Care Services (3.5%)
-------------------------------------------------------------------------------
       245,673 Apria Healthcare Group, Inc. (NON)                     7,085,209
       271,715 Community Health Systems, Inc. (NON)                   7,007,530
       555,389 Health Net, Inc. (NON)                                14,129,096
       176,808 Manor Care, Inc.                                       5,735,652
         5,065 Renal Care Group, Inc. (NON)                             250,616
        50,230 WellChoice, Inc. (NON)                                 2,129,752
                                                                 --------------
                                                                     36,337,855

Homebuilding (2.9%)
-------------------------------------------------------------------------------
       366,200 Champion Enterprises, Inc. (NON)                       3,987,918
        15,710 NVR, Inc. (NON)                                        7,085,210
       237,429 Ryland Group, Inc.                                    18,745,020
                                                                 --------------
                                                                     29,818,148

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
        97,400 La-Z-Boy, Inc.                                         2,029,816
         9,600 Maytag Corp.                                             267,840
                                                                 --------------
                                                                      2,297,656

Insurance (6.3%)
-------------------------------------------------------------------------------
        65,500 Delphi Financial Group Class A                         2,630,480
       251,805 IPC Holdings, Ltd. (Bermuda)                           9,266,424
        10,400 Loews Corp. - Carolina Group                             272,896
         4,700 Montpelier Re Holdings, Ltd.
               (Bermuda)                                                160,740
       259,990 Odyssey Re Holdings Corp.                              6,169,563
         6,850 Ohio Casualty Corp. (NON)                                134,397
       243,469 Radian Group, Inc.                                    11,323,743
       336,939 RenaissanceRe Holdings, Ltd.
               (Bermuda)                                             17,753,316
         2,350 Selective Insurance Group                                 84,036
       232,400 Stewart Information Services                           8,250,200
       235,637 W.R. Berkley Corp.                                     9,543,299
                                                                 --------------
                                                                     65,589,094

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------
       116,100 Affiliated Managers Group (NON)                        5,654,070
        74,955 Eaton Vance Corp.                                      2,736,607
       242,736 Federated Investors, Inc.                              7,136,438
        75,530 National Financial Partners Corp.                      2,360,313
       326,225 Waddell & Reed Financial, Inc.                         7,251,982
                                                                 --------------
                                                                     25,139,410

Leisure (0.2%)
-------------------------------------------------------------------------------
        47,636 Brunswick Corp.                                        1,958,316
         4,800 Polaris Industries, Inc.                                 205,920
                                                                 --------------
                                                                      2,164,236

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------
       127,647 Orient-Express Hotels, Ltd. Class A
               (Bermuda)                                              2,062,776
       289,700 Prime Hospitality Corp. (NON)                          2,911,485
                                                                 --------------
                                                                      4,974,261

Machinery (2.9%)
-------------------------------------------------------------------------------
       192,731 Briggs & Stratton Corp.                               13,491,170
       509,843 Terex Corp. (NON)                                     16,748,343
                                                                 --------------
                                                                     30,239,513

Manufacturing (2.7%)
-------------------------------------------------------------------------------
       389,800 Acuity Brands, Inc.                                    9,538,406
       525,366 Flowserve Corp. (NON)                                 11,227,071
       131,700 IDEX Corp.                                             6,222,825
         5,670 Pentair, Inc.                                            337,875
        36,111 York International Corp.                               1,415,551
                                                                 --------------
                                                                     28,741,728

Medical Technology (5.7%)
-------------------------------------------------------------------------------
         6,890 Advanced Medical Optics, Inc. (NON)                      217,311
       262,915 American Medical Systems Holdings,
               Inc. (NON)                                             6,825,273
       109,291 Atherogenics, Inc. (NON)                               2,581,453
       203,232 C.R. Bard, Inc.                                       21,597,465
       157,495 DJ Orthopedics, Inc. (NON)                             3,627,110
         4,810 Epix Medical, Inc. (NON)                                 117,941
       220,013 Inamed Corp. (NON)                                    12,945,565
       196,405 Sybron Dental Specialties, Inc.
               (NON)                                                  5,744,846
       124,827 Ventana Medical Systems, Inc. (NON)                    6,177,688
                                                                 --------------
                                                                     59,834,652

Metals (0.5%)
-------------------------------------------------------------------------------
       186,500 Carpenter Technology Corp.                             5,093,315
         2,080 Quanex Corp.                                              84,864
         3,390 Steel Dynamics, Inc. (NON)                                81,597
                                                                 --------------
                                                                      5,259,776

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------
       229,450 Energen Corp.                                          9,487,758
        24,900 UGI Corp.                                                784,350
                                                                 --------------
                                                                     10,272,108

Office Equipment & Supplies (0.6%)
-------------------------------------------------------------------------------
         3,000 Global Imaging Systems, Inc. (NON)                       103,860
        74,050 Hon Industries, Inc.                                   2,740,591
        89,440 United Stationers, Inc. (NON)                          3,398,720
                                                                 --------------
                                                                      6,243,171

Oil & Gas (3.9%)
-------------------------------------------------------------------------------
         7,300 Ashland, Inc.                                            349,670
       331,588 Cabot Oil & Gas Corp. Class A                         11,837,692
       133,000 Comstock Resources, Inc. (NON)                         2,706,550
       740,950 Denbury Resources, Inc. (Canada)
               (NON)                                                 13,529,747
        11,415 FMC Technologies, Inc. (NON)                             311,059
       373,300 Meridian Resource Corp. (NON)                          2,441,382
       198,968 Noble Energy, Inc.                                     9,172,425
        25,513 Nuevo Energy Co. (NON)                                   880,199
                                                                 --------------
                                                                     41,228,724

Pharmaceuticals (4.1%)
-------------------------------------------------------------------------------
        95,100 Andrx Group (NON)                                      2,175,888
       405,085 Bradley Pharmaceuticals, Inc. (NON)                   10,621,329
         4,139 Cambrex Corp.                                            102,316
     1,362,351 King Pharmaceuticals, Inc. (NON)                      23,500,555
       242,700 USANA Health Sciences, Inc. (NON)                      6,540,765
                                                                 --------------
                                                                     42,940,853

Real Estate (3.2%)
-------------------------------------------------------------------------------
       127,526 American Financial Realty Trust (R)                    1,887,385
        64,013 Apartment Investment & Management
               Co. Class A (R)                                        1,803,246
         4,700 Capital Lease Funding, Inc. (NON)
               (R)                                                       49,444
         1,200 CBL & Associates Properties (R)                           60,300
         9,000 Crescent Real Estate Equities Co.
               (R)                                                      139,230
         5,400 Developers Diversified Realty Corp.
               (R)                                                      176,850
        11,990 General Growth Properties, Inc. (R)                      325,049
        11,773 Highwoods Properties, Inc. (R)                           265,481
       127,100 Kilroy Realty Corp. (R)                                3,984,585
       147,800 National Health Investors, Inc. (R)                    3,542,766
       304,600 Nationwide Health Properties, Inc.
               (R)                                                    5,522,398
       108,000 Redwood Trust, Inc. (R)                                4,692,600
         3,305 Rouse Co. (The) (R)                                      143,107
       431,500 Senior Housing Properties Trust (R)                    6,450,925
       328,900 Trizec Properties, Inc. (R)                            4,709,848
                                                                 --------------
                                                                     33,753,214

Regional Bells (0.2%)
-------------------------------------------------------------------------------
       447,760 Cincinnati Bell, Inc. (NON)                            1,768,652

Restaurants (0.6%)
-------------------------------------------------------------------------------
         8,700 CEC Entertainment, Inc. (NON)                            297,279
       176,600 Lone Star Steakhouse & Saloon, Inc.                    5,430,450
                                                                 --------------
                                                                      5,727,729

Retail (9.4%)
-------------------------------------------------------------------------------
       283,625 Abercrombie & Fitch Co. Class A                        8,920,006
        17,500 Casey's General Stores, Inc.                             289,800
       134,800 Claire's Stores, Inc.                                  2,747,224
       133,869 Handleman Co.                                          3,013,391
       317,200 Hollywood Entertainment Corp. (NON)                    4,269,512
       327,020 Michaels Stores, Inc.                                 16,360,811
       532,428 Movie Gallery, Inc.                                   10,339,752
         9,400 PETCO Animal Supplies, Inc. (NON)                        275,984
         6,100 Regis Corp.                                              264,862
       607,017 Rent-A-Center, Inc. (NON)                             17,767,388
        11,200 Ross Stores, Inc.                                        341,600
       141,300 ShopKo Stores, Inc. (NON)                              1,873,638
     1,020,626 Supervalu, Inc.                                       31,425,071
         4,100 Timberland Co. (The) Class A (NON)                       257,152
         4,500 Zale Corp. (NON)                                         251,640
                                                                 --------------
                                                                     98,397,831

Semiconductor (--%)
-------------------------------------------------------------------------------
         7,300 Sigmatel, Inc. (NON)                                     178,485

Software (4.4%)
-------------------------------------------------------------------------------
        11,450 Activision, Inc. (NON)                                   172,437
       140,200 Amdocs, Ltd. (Guernsey) (NON)                          3,722,310
     1,119,917 BMC Software, Inc. (NON)                              19,374,564
       354,700 Citrix Systems, Inc. (NON)                             6,757,035
        85,300 FileNET Corp. (NON)                                    2,342,338
       132,248 Hyperion Solutions Corp. (NON)                         5,075,678
       288,900 NETIQ Corp. (NON)                                      3,715,254
        60,290 Progress Software Corp. (NON)                          1,235,945
       237,800 RSA Security, Inc. (NON)                               3,809,556
         5,800 Synopsys, Inc. (NON)                                     155,034
                                                                 --------------
                                                                     46,360,151

Staffing (0.6%)
-------------------------------------------------------------------------------
       376,140 AMN Healthcare Services, Inc. (NON)                    6,123,559
         5,600 Hewitt Associates, Inc. Class A
               (NON)                                                    173,096
                                                                 --------------
                                                                      6,296,655

Technology (0.5%)
-------------------------------------------------------------------------------
       106,819 CACI International, Inc. Class A
               (NON)                                                  4,860,265

Technology Services (3.0%)
-------------------------------------------------------------------------------
       100,000 Acxiom Corp.                                           2,314,000
         6,843 Equifax, Inc.                                            167,722
        60,000 Factset Research Systems, Inc.                         2,385,600
        64,700 Imagistics International, Inc. (NON)                   2,619,703
         7,178 Logitech International SA ADR
               (Switzerland) (NON)                                      307,577
       149,600 Mercury Computer Systems, Inc. (NON)                   3,351,040
       118,100 Transaction Systems Architects, Inc.
               (NON)                                                  2,507,263
       432,500 United Online, Inc. (NON)                              7,179,500
       622,800 VeriSign, Inc. (NON)                                  10,045,764
                                                                 --------------
                                                                     30,878,169

Telecommunications (0.5%)
-------------------------------------------------------------------------------
        56,427 Commonwealth Telephone Enterprises,
               Inc. (NON)                                             2,350,749
       460,900 Primus Telecommunications GP (NON)                     2,567,213
         7,870 Western Wireless Corp. Class A (NON)                     163,853
                                                                 --------------
                                                                      5,081,815

Textiles (1.0%)
-------------------------------------------------------------------------------
         4,800 Columbia Sportswear Co. (NON)                            255,552
       375,200 Wolverine World Wide, Inc.                            10,085,376
                                                                 --------------
                                                                     10,340,928

Tire & Rubber (0.6%)
-------------------------------------------------------------------------------
       267,176 Cooper Tire & Rubber                                   5,714,895
                                                                 --------------
               Total Common stocks
               (cost $949,482,392)                               $1,045,429,328

Short-term investments (20.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $209,491,681 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.02% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004
               (d)                                                 $209,407,901
     6,421,000 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.03% to 1.05%
               and due dates ranging from May 3,
               2004 to May 21, 2004 (d)                               6,421,000
                                                                 --------------
               Total Short-term investments
               (cost $215,828,901)                                 $215,828,901
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,165,311,293)                             $1,261,258,229
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,048,181,377.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $202,188,098
of securities on loan (identified cost $1,165,311,293)
(Note 1)                                                       $1,261,258,229
-------------------------------------------------------------------------------
Cash                                                                      919
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             507,061
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,663,033
-------------------------------------------------------------------------------
Receivable for securities sold                                     19,093,950
-------------------------------------------------------------------------------
Total assets                                                    1,282,523,192

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   19,324,305
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,067,352
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,642,067
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            413,938
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 43,472
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,256
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                362,983
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                209,407,901
-------------------------------------------------------------------------------
Other accrued expenses                                                 77,541
-------------------------------------------------------------------------------
Total liabilities                                                 234,341,815
-------------------------------------------------------------------------------
Net assets                                                     $1,048,181,377

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,006,187,892
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           18,057
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (53,971,498)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  95,946,926
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,048,181,377

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($397,299,676 divided by 39,120,320 shares)                            $10.16
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.16)*                $10.72
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($271,803,339 divided by 27,988,794 shares)**                           $9.71
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($35,584,217 divided by 3,634,867 shares)**                             $9.79
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($18,500,814 divided by 1,878,740 shares)                               $9.85
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.85)*                 $10.21
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($51,015 divided by 5,036 shares)                        $10.13
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($324,942,316 divided by 31,656,625 shares)              $10.26
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $40,375)                         $12,895,748
-------------------------------------------------------------------------------
Interest                                                              158,501
-------------------------------------------------------------------------------
Securities lending                                                    372,993
-------------------------------------------------------------------------------
Total investment income                                            13,427,242

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,556,685
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      3,482,068
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             38,820
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,393
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,071,203
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,026,659
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 395,699
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 154,231
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     188
-------------------------------------------------------------------------------
Other                                                                 374,732
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           32,094
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (32,094)
-------------------------------------------------------------------------------
Total expenses                                                     15,121,678
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (836,035)
-------------------------------------------------------------------------------
Net expenses                                                       14,285,643
-------------------------------------------------------------------------------
Net investment loss                                                  (858,401)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  165,424,855
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,327,041
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)               403
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                        (10)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                         123,299,118
-------------------------------------------------------------------------------
Net gain on investments                                           291,051,407
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $290,193,006
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                                $(858,401)     $(2,167,750)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    167,752,299     (213,669,784)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               123,299,108      (82,402,505)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        290,193,006     (298,240,039)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net realized short-term gain on investments
Class A                                                   --       (2,926,822)
-------------------------------------------------------------------------------
Class B                                                   --       (2,373,839)
-------------------------------------------------------------------------------
Class C                                                   --         (280,113)
-------------------------------------------------------------------------------
Class M                                                   --         (127,467)
-------------------------------------------------------------------------------
Class Y                                                   --       (1,677,791)
-------------------------------------------------------------------------------
From net realized long-term gain on investments
Class A                                                   --       (3,802,207)
-------------------------------------------------------------------------------
Class B                                                   --       (3,083,833)
-------------------------------------------------------------------------------
Class C                                                   --         (363,892)
-------------------------------------------------------------------------------
Class M                                                   --         (165,591)
-------------------------------------------------------------------------------
Class Y                                                   --       (2,179,603)
-------------------------------------------------------------------------------
From return of capital
Class A                                                   --         (145,487)
-------------------------------------------------------------------------------
Class B                                                   --         (117,999)
-------------------------------------------------------------------------------
Class C                                                   --          (13,924)
-------------------------------------------------------------------------------
Class M                                                   --           (6,336)
-------------------------------------------------------------------------------
Class Y                                                   --          (83,400)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (176,151,746)     216,160,226
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          114,041,260      (99,428,117)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                934,140,117    1,033,568,234
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $18,057 and $--,
respectively)                                 $1,048,181,377     $934,140,117
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended April 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $7.74          $10.67          $10.18           $9.38           $8.07
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                   .01              -- (d)        (.03)           (.04)           (.06)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             2.41           (2.78)            .62            2.64            1.37
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.42           (2.78)            .59            2.60            1.31
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              -- (d)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.16           $7.74          $10.67          $10.18           $9.38
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           31.27          (26.09)           5.82           27.85           16.23
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $397,300        $378,331        $375,990        $167,930         $90,219
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.19            1.17            1.10            1.17            1.20
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                          .10            (.01)           (.31)           (.40)           (.67)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          134.62           90.52          119.64          220.96          272.09
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended April 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $7.46          $10.37           $9.96           $9.28           $8.03
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.06)           (.06)           (.10)           (.12)           (.13)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             2.31           (2.70)            .61            2.60            1.38
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.25           (2.76)            .51            2.48            1.25
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              -- (d)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.71           $7.46          $10.37           $9.96           $9.28
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           30.16          (26.65)           5.14           26.80           15.57
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $271,803        $272,147        $360,549        $165,011         $94,738
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.94            1.92            1.85            1.92            1.95
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.64)           (.79)          (1.06)          (1.14)          (1.42)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          134.62           90.52          119.64          220.96          272.09
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 For the
                                                                                                                 period
                                                                                                                 July 26,
                                                                                                                1999+ to
Per-share                                                         Year ended April 30                           April 30
operating performance                             2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $7.52          $10.45          $10.04           $9.34           $8.22
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.06)           (.06)           (.10)           (.11)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        2.33           (2.72)            .61            2.61            1.23
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.27           (2.78)            .51            2.50            1.12
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From return of capital                              --              -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.15)           (.10)          (1.80)             --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.15)           (.10)          (1.80)             --
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.79           $7.52          $10.45          $10.04           $9.34
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           30.19          (26.64)           5.10           26.84           13.63*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $35,584         $34,709         $35,600         $11,315          $1,971
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.94            1.92            1.85            1.92            1.50*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.65)           (.76)          (1.05)          (1.11)          (1.16)*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          134.62           90.52          119.64          220.96          272.09
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended April 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $7.55          $10.46          $10.02           $9.32           $8.05
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                           (.04)           (.06)           (.08)           (.09)           (.11)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                             2.34           (2.70)            .62            2.59            1.38
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             2.30           (2.76)            .54            2.50            1.27
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From return of capital                              --              -- (d)          --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 --            (.15)           (.10)          (1.80)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.85           $7.55          $10.46          $10.02           $9.32
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           30.46          (26.42)           5.41           26.90           15.78
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $18,501         $15,789         $22,563         $12,368          $7,790
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.69            1.67            1.60            1.67            1.70
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                         (.40)           (.54)           (.81)           (.88)          (1.18)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          134.62           90.52          119.64          220.96          272.09
-----------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                  Year         January 21,
                                                                                                 ended          2003+ to
Per-share                                                                                       April 30        April 30
operating performance                                                                             2004            2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                              $7.74           $7.67
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                           (.02)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
on investments                                                                                    2.41             .08
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                             2.39             .07
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                   $10.13           $7.74
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                           30.88             .91*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                     $51              $1
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                         1.44             .39*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                         (.18)           (.07)*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                          134.62           90.52
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                For the
                                                                                                                 period
                                                                                                               October 2,
                                                                                                                2000+ to
Per-share                                                                 Year ended April 30                   April 30
operating performance                                             2004            2003            2002            2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $7.81          $10.73          $10.20          $12.42
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                                   .03             .02            (.01)             -- (d)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                             2.42           (2.79)            .64            (.42)
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                             2.45           (2.77)            .63            (.42)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From return of capital                                              --              -- (d)          --              --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                      --            (.15)           (.10)          (1.80)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 --            (.15)           (.10)          (1.80)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $10.26           $7.81          $10.73          $10.20
-------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                           31.37          (25.85)           6.20           (3.25)*
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $324,942        $233,163        $238,866         $43,371
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                          .94             .92             .85             .53*
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                          .31             .24            (.05)           (.05)*
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          134.62           90.52          119.64          220.96
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2004, the value of securities loaned amounted to $202,188,098. The fund received cash collateral of $209,407,901, which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $53,242,614 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, non-taxable dividends, realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2004, the fund reclassified $876,458 to decrease accumulated net investment loss and $1,078,811 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $202,353.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $145,146,440
Unrealized depreciation            (49,910,331)
                                  ------------
Net unrealized appreciation         95,236,109
Capital loss carryforward          (53,242,614)
Cost for federal income
tax purposes                    $1,166,022,120

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended April 30, 2004, the fund paid PFTC $2,730,119 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, April 30, 2004, the fund's expenses were reduced by $836,035 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,152, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $121,058 and $4,033 from the sale of class A and class M shares, respectively, and received $936,344 and $13,122 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2004, Putnam Retail Management, acting as underwriter, received $7,655 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,454,804,012 and $1,593,926,379, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,286,714      $191,331,298
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    20,286,714       191,331,298

Shares repurchased                 (30,027,303)     (286,461,128)
----------------------------------------------------------------
Net decrease                        (9,740,589)     $(95,129,830)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         38,051,593      $314,780,445
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       845,649         6,612,092
----------------------------------------------------------------
                                    38,897,242       321,392,537

Shares repurchased                 (25,262,795)     (202,487,936)
----------------------------------------------------------------
Net increase                        13,634,447      $118,904,601
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,490,612       $58,813,853
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,490,612        58,813,853

Shares repurchased                 (14,979,025)     (139,351,235)
----------------------------------------------------------------
Net decrease                        (8,488,413)     $(80,537,382)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         22,840,742      $186,063,855
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       687,881         5,200,433
----------------------------------------------------------------
                                    23,528,623       191,264,288

Shares repurchased                 (21,834,950)     (168,609,094)
----------------------------------------------------------------
Net increase                         1,693,673       $22,655,194
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,213,339       $11,013,381
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,213,339        11,013,381

Shares repurchased                  (2,192,898)      (20,602,581)
----------------------------------------------------------------
Net decrease                          (979,559)      $(9,589,200)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,347,190       $27,036,711
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,538           583,218
----------------------------------------------------------------
                                     3,423,728        27,619,929

Shares repurchased                  (2,217,115)      (17,227,294)
----------------------------------------------------------------
Net increase                         1,206,613       $10,392,635
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,078,015        $9,600,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,078,015         9,600,000

Shares repurchased                  (1,291,400)      (12,179,614)
----------------------------------------------------------------
Net decrease                          (213,385)      $(2,579,614)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,036,467        $8,481,769
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,132           291,328
----------------------------------------------------------------
                                     1,074,599         8,773,097

Shares repurchased                  (1,140,412)       (9,515,299)
----------------------------------------------------------------
Net decrease                           (65,813)        $(742,202)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              5,043           $42,596
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         5,043            42,596

Shares repurchased                        (139)           (1,376)
----------------------------------------------------------------
Net increase                             4,904           $41,220
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                               to April 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                135            $1,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           135             1,040

Shares repurchased                          (3)              (25)
----------------------------------------------------------------
Net increase                               132            $1,015
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         16,811,242      $162,069,027
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    16,811,242       162,069,027

Shares repurchased                 (15,019,077)     (150,425,967)
----------------------------------------------------------------
Net increase                         1,792,165       $11,643,060
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         17,546,835      $144,937,141
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       500,260         3,940,794
----------------------------------------------------------------
                                    18,047,095       148,877,935

Shares repurchased                 (10,451,500)      (83,928,952)
----------------------------------------------------------------
Net increase                         7,595,595       $64,948,983
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $32,094 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of Transcanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2004, there were 101 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset  Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN068-214201  2II  6/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Capital Opportunities Fund
Supplement to Annual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/04

                                                                        NAV

1 year                                                                31.37%
5 years                                                               54.04
Annual average                                                         9.03
Life of fund (since class A inception, 6/1/98)                        46.75
Annual average                                                         6.69

Share value:                                                            NAV

4/30/03                                                               $7.81
4/30/04                                                              $10.26

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2004      $49,479*    $--             $3,166    $219
April 30, 2003      $41,353     $--             $3,072    $ --

*Includes fees of $427 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended April 30, 2004 and April 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $144,215 and $3,072, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2004      $--             $--   $--         $--
April 30, 2003      $--             $--   $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004



Putnam
Mid Cap
Value Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

[GRAPHIC OMITTED: RED LANTERN]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Following the performance tables in the Performance Summary of this report you can find expense and risk comparisons for Putnam Mid Cap Value Fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

As you will read in the following pages, Putnam Mid Cap Value Fund generated strong positive results for the annual period, although it underperformed its benchmark and its Lipper peer group. The fund's management team discusses recent market trends and portfolio management activities, and provides an outlook for the fiscal year just begun. We hope you find the information useful.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * For the annual period ended April 30, 2004, Putnam Mid Cap Value Fund's class A shares returned 29.72% at net asset value (NAV) and 22.26% at public offering price (POP).

 * The fund underperformed its benchmark, the Russell Midcap Value Index, which returned 34.92% for the same period. We attribute the fund's underperformance to its more conservative positioning.

 * For the same reasons, the fund's return lagged behind the average return for the Lipper Mid-Cap Value Funds category, which was 38.12%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

 * See the "Of Special Interest" section on page 5 for information on changes to your fund's management team.

Performance commentary

We are pleased to report that your fund had a strong absolute return for the annual fiscal period that ended April 30, 2004. This reflects the generally improving economy and investors' growing confidence in the capital markets during the period. The fund's performance lagged its benchmark index and Lipper peer group, largely because of its more conservative positioning. In particular, the fund was underweighted in smaller-capitalization issues, which led the market advance over the past year. In addition, the fund tended to favor higher-quality stocks, while lower-quality, more speculative issues experienced much greater appreciation during the period. In some cases, we sold stronger-performing positions too soon and missed further appreciation that would have been possible had we held them longer. However, the portfolio includes many stocks that we believe have the potential to appreciate over time as the market recognizes their higher value. We believe the fund is positioned to perform well in the coming months.

FUND PROFILE

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.


Market overview

Equity markets rebounded strongly for much of the year ended April 30, 2004. Investors' appetite for risk was initially rather high, as evidenced by the outperformance of smaller-cap stocks and growth-oriented speculative issues, particularly in the first half of the fiscal year. Cyclical stocks also did well, as has often been the case in economic recoveries. Gross domestic product (GDP) expanded at an annualized rate of 4.1% in the fourth quarter of 2003 and 4.2% in the first quarter of 2004. Corporate sales and profits were up sharply, and unemployment data, which had not shown much improvement for most of the year, was more positive in April. Prices for commodities and energy moved higher as global demand increased. Taking these and other factors into account, including a small uptick in inflation, Federal Reserve Board Chairman Alan Greenspan set the stage for a rise in short-term interest rates this year. As a result, the stock market declined broadly in April, and there was substantial rotation of invested assets among industries and sectors. Continued violence in Iraq and the Middle East contributed to uncertainty and markets were quite volatile.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Value Index (midsize-company value stocks)              34.92%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            36.14%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             42.01%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     22.88%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.82%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   3.28%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                       16.61%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

Our approach is to seek stocks of companies that we believe have well-defined objectives and strategies for improving shareholder value, as well as management teams that can execute those strategies successfully. We target mid-cap stocks with valuations that we consider reasonable in light of our estimate of the company's one- to two-year growth prospects. Throughout the fiscal year, we maintained the fund's strategy of investing for the long term by seeking to take advantage of attractive value opportunities in all market sectors. The fund's overweight position in energy stocks helped returns relative to the benchmark, as these stocks benefited from rising energy prices for most of the year. The portfolio also benefited from its emphasis on capital goods stocks, which performed well in the improving economic environment, and its focus on financial stocks. Performance versus the benchmark was hindered by an underweight exposure to small-cap stocks, which continued to lead the market in returns. Several of the fund's holdings had strong performance and we sold positions to lock in profits. In retrospect, it appears that we may have sold certain of these positions too soon, as they continued to do well after we sold. However, the proceeds from these sales were used to purchase stocks that we considered to be attractive value opportunities, and we believe they will prove their worth over time.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                         as of 10/31/03          as of 4/30/04

Insurance                     5.9%                   9.7%

Banking                       8.9%                   7.1%

Retail                        6.5%                   5.5%

Electric utilities            5.4%                   5.4%

Electronics                   4.1%                   5.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the top contributors to the fund's return was Arizona-based mining company Phelps Dodge, which mines primarily copper. Its stock price appreciated substantially during the period, reflecting a significant rise in the cost of copper. We sold the position and took profits. Waters, another strong performer, is a market leader in the manufacture and distribution of testing and analytical equipment used for life sciences research, drug discovery, and genomics. The stock benefited as demand for the specialized equipment increased and the company's fundamentals improved. We took profits on this holding as well, but we maintain a position. Teradyne is the leading manufacturer of automated semiconductor-testing equipment, which is used by chip-makers to monitor the quality of their products. It also makes equipment that tests circuit boards and integrated circuits and a variety of assemblies used to connect circuit boards and other components in electrical systems. This type of company typically benefits at the beginning of an economic cycle when demand for semiconductor equipment is very high. The Teradyne position contributed to the fund's return and we sold it as it approached what we believed to be its fair value. Texas Utilities (TXU), one of the fund's largest positions, generates electric power and was able to improve its fundamentals by raising prices it charges its wholesale and retail customers. In addition, it has been selling assets to reduce its debt. The company has a new chief executive officer who is highly regarded in the industry. The stock performed well and contributed significantly to returns during the period.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Cullen/Frost Bankers, Inc.
   Banking

 2 TXU Corp.
   Electric utilities

 3 AmeriCredit Corp.
   Consumer finance

 4 Republic Services, Inc.
   Waste management

 5 Avery Dennison Corp.
   Chemicals

 6 Jabil Circuit, Inc.
   Electronics

 7 Federated Investors, Inc.
   Investment banking/brokerage

 8 Burlington Northern Santa Fe Corp.
   Railroads

 9 American Power Conversion Corp.
   Electronics

10 Clorox Co.
   Consumer goods

Footnote reads:
These holdings represent 14.6% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.

Among the holdings that detracted from the fund's returns during the period was Payless ShoeSource, which specializes in low-cost women's shoes. The company has had a difficult time competing with Wal-Mart, and its share price reflected that difficulty. The fund sold its position late in the fiscal year. Toy manufacturer Mattel is the owner of popular brands such as Barbie, Fisher-Price, and Hot Wheels. It has been undergoing a turnaround since its unprofitable acquisition in 1998 of educational software developer The Learning Company put it into financial difficulty. The fund has continued to buy shares at attractive valuations, and we have confidence that Mattel's seasoned management and its strong franchise can regain its former level of profitability over time. We established a position in Fremont General, a financial services provider based in California that formerly focused its business on workmen's compensation insurance but accomplished its goal of diversifying into other financial services. This growth strategy has worked exceptionally well for the company, which had a stellar year in 2003. In 2004, the stock has not performed as well, but we have confidence that its longer-term prospects are strong. The fund continued to hold this position as of the end of the reporting period. Another detractor for the period was pharmaceutical wholesaler McKesson. Facing strong competition from two industry rivals, McKesson renegotiated contracts and made price concessions that may compromise its long-term profitability. We believed its fundamentals were deteriorating and sold the position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

On March 19, 2004, James Polk, a member of Putnam's Small- and Mid-Cap Value Team, became a Co-Portfolio Leader of Putnam Mid Cap Value Fund. Jim joined Putnam in 1998, and has 10 years of investment experience.

The fund's management team

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are James Polk (Co-Portfolio Leader), Edward Shadek, Jr. (Co-Portfolio Leader), Fred Copper (Portfolio Member), and Eric Harthun.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for the coming months is one of cautious optimism. We believe the economy will continue to expand and earnings will be strong. However, in our opinion, there is a high probability that interest rates will rise and slow the pace of GDP growth. We believe the market environment calls for a greater emphasis on bottom-up fundamental research and a lesser emphasis on macro factors that were important last year, when the behavior of stocks was generally more highly correlated. Going forward, our approach will be to focus more on the merits of individual companies and less on making active bets on broader sector or industry themes. Our fundamental research will continue to include careful analysis of each company's growth strategies and the ability of management to execute those strategies. As always, we will remain true to the fund's style of investing in promising, undervalued mid-cap stocks that appear reasonably priced relative to their long-term prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
-----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)          (4/1/03)
-----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
-----------------------------------------------------------------------------------------------------------------------------
1 year                    29.72%     22.26%     28.79%     23.79%     28.79%     27.79%     29.05%     24.52%       29.43%
-----------------------------------------------------------------------------------------------------------------------------
Life of fund              75.35      65.24      69.61      67.61      69.55      69.55      71.51      65.51        73.51
Annual average            13.28      11.80      12.45      12.15      12.44      12.44      12.73      11.84        13.02
-----------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


---------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
---------------------------------------------------------------
                         Russell         Lipper Mid-Cap
                         Midcap            Value Funds
                         Value              category
                         Index              average*
---------------------------------------------------------------
1 year                   34.92%              38.12%
---------------------------------------------------------------
Life of fund             54.71               68.98
Annual average           10.18               12.09
---------------------------------------------------------------

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year and life-of-fund periods ended 4/30/04, there were 201 and 101 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 11/1/99 to 4/30/04

            Fund's class A     Russell Midcap
Date        shares at POP      Value Index

11/99          9,425              10,000
 6/00         10,155              10,010
12/00         12,798              12,013
 6/01         14,034              12,405
12/01         14,889              12,292
 6/02         14,409              12,643
12/02         12,488              11,107
 6/03         13,792              12,563
12/03         16,629              15,334
 4/04        $16,524             $15,471


Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,961 ($16,761 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $16,955 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,151 ($16,551 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $17,351. See first page of performance section for performance calculation method.

---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/04
---------------------------------------------------------------------------------------------------
                                Class A        Class B    Class C         Class M         Class R
---------------------------------------------------------------------------------------------------
Distributions (number)             1             --         --               --               1
---------------------------------------------------------------------------------------------------
Income                          $0.013           --         --               --            $0.015
---------------------------------------------------------------------------------------------------
Capital gains                     --             --         --               --              --
---------------------------------------------------------------------------------------------------
Total                           $0.013           --         --               --            $0.015
---------------------------------------------------------------------------------------------------
Share value:                NAV        POP       NAV        NAV        NAV        POP        NAV
---------------------------------------------------------------------------------------------------
4/30/03                    $9.67     $10.26     $9.62      $9.62      $9.64      $9.99      $9.67
---------------------------------------------------------------------------------------------------
4/30/04                    12.53      13.22*    12.39      12.39      12.44      12.89      12.50
---------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)             (11/1/99)             (1/16/01)             (1/16/01)             (1/16/01)          (4/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
----------------------------------------------------------------------------------------------------------------------------
1 year                    43.27%     35.02%     42.19%     37.19%     42.19%     41.19%     42.59%     37.53%       42.96%
----------------------------------------------------------------------------------------------------------------------------
Life of fund              80.25      69.86      74.40      72.40      74.34      74.34      76.34      70.17        78.37
Annual average            14.25      12.73      13.40      13.11      13.39      13.39      13.69      12.77        13.98
----------------------------------------------------------------------------------------------------------------------------

Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $11        $11        $10         $8
-----------------------------------------------------------------------------
Ending value (after
expenses)                $1,069     $1,065     $1,065     $1,067     $1,068
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 10/31/03  [DIV]     $1,000   X    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   X   $7 (see table above) = $70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $11        $11         $9         $8
-----------------------------------------------------------------------------
Ending value (after
expenses)                $1,018     $1,014     $1,014     $1,016     $1,017
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                            Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+              1.35%      2.10%      2.10%      1.85%      1.60%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                     1.39%      2.14%      2.14%      1.89%      1.64%
-------------------------------------------------------------------------------
 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   3.56

U.S. stock
fund average       3.97

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of all medium and medium/ small companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund's portfolio, as of April 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in period then ended and the period from November 1, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from November 1, 1999 to April 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
June 4, 2004


The fund's portfolio
April 30, 2004

Common stocks (99.6%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------
       247,940 Interpublic Group of Cos., Inc.
               (The) (NON)                                           $3,890,179

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------
       187,000 Raytheon Co.                                           6,032,620

Banking (7.1%)
-------------------------------------------------------------------------------
       123,800 City National Corp.                                    7,632,270
       225,500 Compass Bancshares, Inc.                               8,650,180
       296,180 Cullen/Frost Bankers, Inc.                            12,824,593
       180,670 Marshall & Ilsley Corp.                                6,643,236
       314,520 Synovus Financial Corp.                                7,507,592
       131,870 Zions Bancorp.                                         7,453,292
                                                                 --------------
                                                                     50,711,163

Beverage (2.0%)
-------------------------------------------------------------------------------
        80,060 Adolph Coors Co. Class B                               5,260,743
       340,360 Coca-Cola Enterprises, Inc.                            9,189,720
                                                                 --------------
                                                                     14,450,463

Biotechnology (1.1%)
-------------------------------------------------------------------------------
       420,900 Applera Corp.-Applied Biosystems
               Group                                                  7,816,113

Building Materials (1.9%)
-------------------------------------------------------------------------------
       183,920 Martin Marietta Materials, Inc.                        7,954,540
       124,870 Vulcan Materials Co.                                   5,773,989
                                                                 --------------
                                                                     13,728,529

Chemicals (4.0%)
-------------------------------------------------------------------------------
       156,000 Avery Dennison Corp.                                  10,019,880
       220,500 Great Lakes Chemical Corp.                             5,538,960
       342,200 Lyondell Chemical Co.                                  5,594,970
       200,070 Rohm & Haas Co.                                        7,758,715
                                                                 --------------
                                                                     28,912,525

Commercial and Consumer Services (3.0%)
-------------------------------------------------------------------------------
       288,030 Catalina Marketing Corp. (NON)                         4,775,537
       196,540 Robert Half International, Inc.                        5,359,646
       776,800 Service Corp. International (NON)                      5,740,552
       448,430 ServiceMaster Co. (The)                                5,439,456
                                                                 --------------
                                                                     21,315,191

Computers (2.3%)
-------------------------------------------------------------------------------
       303,700 Emulex Corp. (NON)                                     5,062,679
       100,370 Lexmark International, Inc. (NON)                      9,079,470
       220,200 Symbol Technologies, Inc.                              2,642,400
                                                                 --------------
                                                                     16,784,549

Conglomerates (1.3%)
-------------------------------------------------------------------------------
       171,690 Textron, Inc.                                          9,473,854

Consumer Finance (1.5%)
-------------------------------------------------------------------------------
       681,500 AmeriCredit Corp. (NON)                               11,047,115

Consumer Goods (1.3%)
-------------------------------------------------------------------------------
       185,440 Clorox Co.                                             9,602,083

Electric Utilities (5.4%)
-------------------------------------------------------------------------------
       139,100 FPL Group, Inc.                                        8,849,542
       206,680 Progress Energy, Inc.                                  8,839,704
       335,310 TXU Corp.                                             11,447,483
       300,900 Wisconsin Energy Corp.                                 9,448,260
                                                                 --------------
                                                                     38,584,989

Electronics (5.0%)
-------------------------------------------------------------------------------
       180,500 Agilent Technologies, Inc. (NON)                       4,875,305
       518,800 American Power Conversion Corp.                        9,680,808
       379,600 Jabil Circuit, Inc. (NON)                             10,017,644
       472,700 Micron Technology, Inc. (NON)                          6,438,174
       168,850 Molex, Inc.                                            5,028,353
                                                                 --------------
                                                                     36,040,284

Energy (3.7%)
-------------------------------------------------------------------------------
       198,300 National-Oilwell, Inc. (NON)                           5,536,536
       267,330 Tidewater, Inc.                                        7,541,379
       316,610 Transocean, Inc. (Cayman Islands) (NON)                8,792,260
       221,500 Varco International, Inc. (NON)                        4,582,835
                                                                 --------------
                                                                     26,453,010

Engineering & Construction (1.2%)
-------------------------------------------------------------------------------
       217,450 Fluor Corp.                                            8,297,892

Financial (1.2%)
-------------------------------------------------------------------------------
       119,000 MGIC Investment Corp.                                  8,760,780

Food (1.0%)
-------------------------------------------------------------------------------
       271,400 Smithfield Foods, Inc. (NON)                           7,219,240

Forest Products and Packaging (1.2%)
-------------------------------------------------------------------------------
       503,860 Smurfit-Stone Container Corp. (NON)                    8,661,353

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------
        47,600 MGM Mirage, Inc. (NON)                                 2,180,556

Health Care Services (2.4%)
-------------------------------------------------------------------------------
       131,300 AmerisourceBergen Corp.                                7,600,957
       113,400 CIGNA Corp.                                            7,315,434
        72,700 Lincare Holdings, Inc. (NON)                           2,524,871
                                                                 --------------
                                                                     17,441,262

Homebuilding (0.7%)
-------------------------------------------------------------------------------
       102,500 Lennar Corp.                                           4,802,125

Household Furniture and Appliances (0.9%)
-------------------------------------------------------------------------------
       159,270 Ethan Allen Interiors, Inc.                            6,620,854

Insurance (9.7%)
-------------------------------------------------------------------------------
        75,790 Chubb Corp. (The)                                      5,229,510
       401,600 Fremont General Corp.                                  8,654,480
       127,000 Jefferson-Pilot Corp.                                  6,297,930
       134,000 Loews Corp.                                            7,773,340
       102,950 MBIA, Inc.                                             6,062,726
       140,310 Mercury General Corp.                                  7,154,407
       166,700 Radian Group, Inc.                                     7,753,217
       130,800 Torchmark Corp.                                        6,806,832
       331,200 UnumProvident Corp.                                    5,150,160
       112,900 XL Capital, Ltd. Class A (Bermuda)                     8,619,915
                                                                 --------------
                                                                     69,502,517

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------
       339,800 Federated Investors, Inc.                              9,990,120

Leisure (1.3%)
-------------------------------------------------------------------------------
       531,900 Callaway Golf Co.                                      9,026,343

Lodging/Tourism (0.9%)
-------------------------------------------------------------------------------
       141,940 Marriott International, Inc. Class A                   6,693,890

Machinery (1.4%)
-------------------------------------------------------------------------------
        87,860 Ingersoll-Rand Co. Class A (Bermuda)                   5,671,363
        77,610 Parker-Hannifin Corp.                                  4,291,057
                                                                 --------------
                                                                      9,962,420

Manufacturing (1.2%)
-------------------------------------------------------------------------------
       209,930 Dover Corp.                                            8,403,498

Medical Technology (1.2%)
-------------------------------------------------------------------------------
       192,900 Waters Corp. (NON)                                     8,323,635

Metals (1.4%)
-------------------------------------------------------------------------------
        92,700 Nucor Corp.                                            5,506,380
       151,200 United States Steel Corp.                              4,328,856
                                                                 --------------
                                                                      9,835,236

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------
       116,470 Herman Miller, Inc.                                    3,060,832

Oil & Gas (4.6%)
-------------------------------------------------------------------------------
       175,980 EOG Resources, Inc.                                    8,667,015
       178,820 Marathon Oil Corp.                                     6,001,199
       171,650 Newfield Exploration Co. (NON)                         9,042,522
       254,840 Unocal Corp.                                           9,184,434
                                                                 --------------
                                                                     32,895,170

Pharmaceuticals (1.7%)
-------------------------------------------------------------------------------
       338,000 King Pharmaceuticals, Inc. (NON)                       5,830,500
       164,600 Pharmaceutical Resources, Inc. (NON)                   6,633,380
                                                                 --------------
                                                                     12,463,880

Photography/Imaging (0.7%)
-------------------------------------------------------------------------------
       183,700 Eastman Kodak Co.                                      4,737,623

Publishing (2.5%)
-------------------------------------------------------------------------------
       117,060 Knight-Ridder, Inc.                                    9,065,126
       300,510 R. R. Donnelley & Sons Co.                             8,841,004
                                                                 --------------
                                                                     17,906,130

Railroads (1.4%)
-------------------------------------------------------------------------------
       297,170 Burlington Northern Santa Fe Corp.                     9,717,459

Real Estate (1.6%)
-------------------------------------------------------------------------------
       249,330 Equity Residential Properties Trust (R)                6,846,602
       174,920 Post Properties, Inc. (R)                              4,703,599
                                                                 --------------
                                                                     11,550,201

Retail (5.5%)
-------------------------------------------------------------------------------
       409,600 Autonation, Inc. (NON)                                 6,971,392
       395,600 Big Lots, Inc. (NON)                                   5,601,696
       238,700 CVS Corp.                                              9,220,981
       210,460 JC Penney Co., Inc. (Holding Co.)                      7,126,176
       156,760 May Department Stores Co.                              4,828,208
       255,300 Safeway, Inc. (NON)                                    5,859,135
                                                                 --------------
                                                                     39,607,588

Semiconductor (1.0%)
-------------------------------------------------------------------------------
       219,190 Cognex Corp.                                           6,965,858

Shipping (1.2%)
-------------------------------------------------------------------------------
       240,380 CNF Transportation, Inc.                               8,788,293

Software (1.6%)
-------------------------------------------------------------------------------
       539,710 Cadence Design Systems, Inc. (NON)                     6,919,082
       243,600 Sybase, Inc. (NON)                                     4,165,560
                                                                 --------------
                                                                     11,084,642

Technology Services (3.8%)
-------------------------------------------------------------------------------
       206,450 Computer Sciences Corp. (NON)                          8,445,870
       197,300 Electronic Data Systems Corp.                          3,608,617
       190,400 Fiserv, Inc. (NON)                                     6,961,024
        81,500 Global Payments, Inc.                                  3,910,370
       336,800 Ingram Micro, Inc. Class A (NON)                       4,024,760
                                                                 --------------
                                                                     26,950,641

Telecommunications (0.7%)
-------------------------------------------------------------------------------
       170,900 CenturyTel, Inc.                                       4,935,592

Telephone (0.9%)
-------------------------------------------------------------------------------
        99,930 Telephone and Data Systems, Inc.                       6,591,383

Tobacco (1.0%)
-------------------------------------------------------------------------------
       192,700 UST, Inc.                                              7,170,367

Toys (1.2%)
-------------------------------------------------------------------------------
       500,200 Mattel, Inc.                                           8,483,392

Waste Management (1.5%)
-------------------------------------------------------------------------------
       366,610 Republic Services, Inc.                               10,565,700
                                                                 --------------
               Total Common stocks (cost $638,363,629)             $714,039,139

Short-term investments (20.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $137,528,334 Short-term investments held as collateral
               for loaned securities with yields ranging
               from 1.03% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004 (d)               $137,473,334
     6,429,223 Short-term investments held in Putnam
               commingled cash account with yields ranging
               from 1.03% to 1.05% and due dates ranging
               from May 3, 2004 to May 21, 2004 (d)                   6,429,223
                                                                 --------------
               Total Short-term investments
               (cost $143,902,557)                                 $143,902,557
-------------------------------------------------------------------------------
               Total Investments
               (cost $782,266,186)                                 $857,941,696
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $717,151,666.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $133,012,357
of securities on loan (identified cost $782,266,186) (Note 1)    $857,941,696
-------------------------------------------------------------------------------
Cash                                                                  248,692
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             401,964
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,097,834
-------------------------------------------------------------------------------
Receivable for securities sold                                      6,951,256
-------------------------------------------------------------------------------
Total assets                                                      866,641,442

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    6,167,799
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,991,159
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,208,763
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            208,380
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 22,226
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,274
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                343,233
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                137,473,334
-------------------------------------------------------------------------------
Other accrued expenses                                                 73,608
-------------------------------------------------------------------------------
Total liabilities                                                 149,489,776
-------------------------------------------------------------------------------
Net assets                                                       $717,151,666

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $658,221,987
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          281,553
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (17,027,384)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         75,675,510
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $717,151,666

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($378,117,131 divided by 30,170,271 shares)                            $12.53
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $12.53)*                $13.22
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($271,485,198 divided by 21,914,266 shares)**                          $12.39
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($30,149,043 divided by 2,432,751 shares)**                            $12.39
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,513,045 divided by 1,005,537 shares)                              $12.44
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.44)*                $12.89
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($15,497 divided by 1,240 shares)                        $12.50
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($24,871,752 divided by 1,981,851 shares)                $12.55
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended April 30, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $11,449,360
-------------------------------------------------------------------------------
Interest                                                              342,029
-------------------------------------------------------------------------------
Securities lending                                                     72,440
-------------------------------------------------------------------------------
Total investment income                                            11,863,829

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,675,799
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,114,484
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             30,065
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       12,410
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 907,284
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,699,967
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 305,971
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  94,263
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      19
-------------------------------------------------------------------------------
Other                                                                 347,958
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           28,017
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (28,017)
-------------------------------------------------------------------------------
Total expenses                                                     11,188,220
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (287,214)
-------------------------------------------------------------------------------
Net expenses                                                       10,901,006
-------------------------------------------------------------------------------
Net investment income                                                 962,823
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   47,809,998
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year        121,658,640
-------------------------------------------------------------------------------
Net gain on investments                                           169,468,638
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $170,431,461
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended April 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                               $962,823       $1,068,645
-------------------------------------------------------------------------------
Net realized gain (loss) on investments           47,809,998      (64,173,662)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   121,658,640      (71,122,040)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        170,431,461     (134,227,057)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                           (395,665)      (1,619,983)
-------------------------------------------------------------------------------
  Class B                                                 --          (39,304)
-------------------------------------------------------------------------------
  Class C                                                 --           (1,406)
--------------------------------------------------------------------------------
  Class M                                                 --          (23,391)
-------------------------------------------------------------------------------
  Class R                                                 (5)              --
-------------------------------------------------------------------------------
  Class Y                                            (61,521)        (132,091)
-------------------------------------------------------------------------------
 From net realized short-term gain on investments
  Class A                                                 --       (4,264,978)
-------------------------------------------------------------------------------
  Class B                                                 --       (3,782,948)
-------------------------------------------------------------------------------
  Class C                                                 --         (426,666)
-------------------------------------------------------------------------------
  Class M                                                 --         (173,259)
-------------------------------------------------------------------------------
  Class Y                                                 --         (281,625)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            (26,136,228)      94,637,678
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          143,838,042      (50,335,030)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                573,313,624      623,648,654
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $281,553 and $546,311,
respectively)                                   $717,151,666     $573,313,624
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------
                                                                                                      For the
                                                                                                       period
                                                                                                     November 1,
                                                                                                     1999+ to
Per-share                                                 Year ended April                           April 30
operating performance                   2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.67          $12.00          $10.71           $9.24           $8.50
-----------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income (a)                .05             .05             .05             .10 (d)         .05 (d)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              2.82           (2.17)           1.37            2.69             .74
-----------------------------------------------------------------------------------------------------------------
Total from
investment operations                   2.87           (2.12)           1.42            2.79             .79
-----------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------
From net
investment income                       (.01)           (.06)           (.08)           (.11)           (.05)
-----------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --            (.15)           (.05)          (1.21)             --
-----------------------------------------------------------------------------------------------------------------
Total distributions                     (.01)           (.21)           (.13)          (1.32)           (.05)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.53           $9.67          $12.00          $10.71           $9.24
-----------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 29.72          (17.67)          13.40           32.38            9.38*
-----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $378,117        $293,124        $298,662         $55,220          $3,846
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.28            1.28            1.24            1.08 (d)         .50 (d)*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .46             .54             .38            1.29 (d)         .62 (d)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 83.90           44.93           52.73          108.14           48.32*
-----------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% and 0.35% based on average net assets per class A share for the periods ended April 30, 2001 and April 30, 2000, respectively.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------------------
                                                                                        For the
                                                                                         period
                                                                                       January 16,
                                                                                        2001+ to
Per-share                                          Year ended April 30                  April 30
operating performance                     2004            2003            2002            2001
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $9.62          $11.96          $10.70          $10.03
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          (.03)           (.02)           (.04)             -- (d)(e)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                2.80           (2.17)           1.37             .69
----------------------------------------------------------------------------------------------------
Total from
investment operations                     2.77           (2.19)           1.33             .69
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net
investment income                           --              -- (d)        (.02)           (.02)
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            (.15)           (.05)             --
----------------------------------------------------------------------------------------------------
Total distributions                         --            (.15)           (.07)           (.02)
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.39           $9.62          $11.96          $10.70
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   28.79          (18.28)          12.50            6.90*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $71,485        $228,248        $263,306         $30,166
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 2.03            2.03            1.99             .58 (e)*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 (.28)           (.22)           (.40)            .05 (e)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   83.90           44.93           52.73          108.14
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------
                                                                                       For the
                                                                                        period
                                                                                      January 16,
                                                                                       2001+ to
Per-share                                          Year ended April 30                 April 30
operating performance                     2004            2003            2002            2001
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $9.62          $11.96          $10.69          $10.03
------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)          (.03)           (.02)           (.04)             -- (d)(e)
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                2.80           (2.17)           1.38             .68
------------------------------------------------------------------------------------------------------
Total from
investment operations                     2.77           (2.19)           1.34             .68
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                           --              -- (d)        (.02)           (.02)
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            (.15)           (.05)             --
------------------------------------------------------------------------------------------------------
Total distributions                         --            (.15)           (.07)           (.02)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.39           $9.62          $11.96          $10.69
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   28.79          (18.29)          12.56            6.81*
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $30,149         $25,611         $30,286          $4,654
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 2.03            2.03            1.99             .58 (e)*
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 (.29)           (.22)           (.39)            .05 (e)*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   83.90           44.93           52.73          108.14
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------------------
                                                                                      For the
                                                                                       period
                                                                                     January 16,
                                                                                      2001+ to
Per-share                                         Year ended April 30                 April 30
operating performance                   2004            2003            2002            2001
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $9.64          $11.97          $10.70          $10.03
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss) (a)            -- (d)          -- (d)        (.01)            .01 (e)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                2.80           (2.16)           1.37             .68
----------------------------------------------------------------------------------------------------
Total from
investment operations                     2.80           (2.16)           1.36             .69
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net
investment income                           --            (.02)           (.04)           (.02)
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --            (.15)           (.05)             --
----------------------------------------------------------------------------------------------------
Total distributions                         --            (.17)           (.09)           (.02)
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.44           $9.64          $11.97          $10.70
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                   29.05          (18.04)          12.79            6.92*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $12,513         $10,478         $14,159          $1,641
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.78            1.78            1.74             .51 (e)*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 (.03)            .03            (.15)            .14 (e)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   83.90           44.93           52.73          108.14
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
                                                                   For the
                                                                   period
                                                     Year          April 1,
                                                    ended          2003+ to
Per-share                                         April 30         April 30
operating performance                                2004            2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.67           $9.00
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (a)                             .03              -- (d)
------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  2.82             .67
------------------------------------------------------------------------------
Total from
investment operations                                2.85             .67
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                                    (.02)             --
------------------------------------------------------------------------------
Total distributions                                  (.02)             --
------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.50           $9.67
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              29.43            7.44*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $15              $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.53             .13*
------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .21             .02*
------------------------------------------------------------------------------
Portfolio turnover (%)                              83.90           44.93
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------
                                                                    For the
                                                                     period
                                                                   April 2,
                                                                   2002+ to
Per-share                              Year ended April            April 30
operating performance                2004           2003            2002
-------------------------------------------------------------------------------
Net asset value,
beginning of period                 $9.68         $12.00          $12.34
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)             .08            .08              -- (d)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments           2.83          (2.17)           (.34)
-----------------------------------------------------------------------------
Total from
investment operations                2.91          (2.09)           (.34)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                    (.04)          (.08)             --
-------------------------------------------------------------------------------
From net realized gain
on investments                         --           (.15)             --
-------------------------------------------------------------------------------
Total distributions                  (.04)          (.23)             --
-------------------------------------------------------------------------------
Net asset value,
end of period                      $12.55          $9.68          $12.00
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              30.06         (17.44)          (2.76)*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $24,872        $15,852         $17,236
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.03           1.03             .08*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             .71            .79              -- (e) *
-------------------------------------------------------------------------------
Portfolio turnover (%)              83.90          44.93           52.73
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2004, the value of securities loaned amounted to $133,012,357. The fund received cash collateral of $137,473,334, which is pooled with collateral of other Putnam funds into 27 issuers of high-grade short-term investments.

E) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $9,097,732 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, organization costs and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2004, the fund reclassified $770,390 to decrease undistributed net investment income and $22 to increase paid-in-capital, with a decrease to accumulated net realized losses of $770,368.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $92,272,054
Unrealized depreciation            (24,306,975)
                                  ------------
Net unrealized appreciation         67,965,079
Undistributed ordinary income           62,332
Capital loss carryforward           (9,097,732)
Cost for federal income
tax purposes                      $789,976,617

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended April 30, 2004, the fund paid PFTC $1,575,346 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2004, the fund's expenses were reduced by $287,214 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,276, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $142,845 and $3,118 from the sale of class A and class M shares, respectively, and received $832,318 and $6,139 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2004, Putnam Retail Management, acting as underwriter, received $5,146 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $565,478,757 and $575,182,433, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,428,650      $168,668,721
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        31,227           376,290
----------------------------------------------------------------
                                    14,459,877       169,045,011

Shares repurchased                 (14,608,146)     (173,038,938)
----------------------------------------------------------------
Net decrease                          (148,269)      $(3,993,927)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,679,420      $212,631,097
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       573,536         5,566,181
----------------------------------------------------------------
                                    21,252,956       218,197,278

Shares repurchased                 (15,831,679)     (155,010,991)
----------------------------------------------------------------
Net increase                         5,421,277       $63,186,287
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          7,615,851       $87,947,429
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     7,615,851        87,947,429

Shares repurchased                  (9,430,980)     (110,400,290)
----------------------------------------------------------------
Net decrease                        (1,815,129)     $(22,452,861)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,370,047      $140,154,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       362,111         3,471,524
----------------------------------------------------------------
                                    13,732,158       143,626,037

Shares repurchased                 (12,015,703)     (116,554,826)
----------------------------------------------------------------
Net increase                         1,716,455       $27,071,211
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,197,084       $13,778,330
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,197,084        13,778,330

Shares repurchased                  (1,426,138)      (16,675,680)
----------------------------------------------------------------
Net decrease                          (229,054)      $(2,897,350)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,925,808       $19,864,897
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,923           372,838
----------------------------------------------------------------
                                     1,964,731        20,237,735

Shares repurchased                  (1,834,680)      (17,866,765)
----------------------------------------------------------------
Net increase                           130,051        $2,370,970
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            498,863        $5,799,906
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       498,863         5,799,906

Shares repurchased                    (580,521)       (6,858,260)
----------------------------------------------------------------
Net decrease                           (81,658)      $(1,058,354)
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            665,082        $6,962,830
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,593           188,794
----------------------------------------------------------------
                                       684,675         7,151,624

Shares repurchased                    (780,221)       (7,678,336)
----------------------------------------------------------------
Net decrease                           (95,546)        $(526,712)
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,139           $14,471
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 5
----------------------------------------------------------------
                                         1,140            14,476

Shares repurchased                         (11)             (135)
----------------------------------------------------------------
Net increase                             1,129           $14,341
----------------------------------------------------------------

                                    For the period April 1, 2003
                                    (commencement of operations)
                                               to April 30, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                111            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           111             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               111            $1,000
----------------------------------------------------------------

                                       Year ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,335,131       $16,131,689
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,105            61,521
----------------------------------------------------------------
                                     1,340,236        16,193,210

Shares repurchased                    (996,620)      (11,941,287)
----------------------------------------------------------------
Net increase                           343,616        $4,251,923
----------------------------------------------------------------

                                       Year ended April 30, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,092,441       $11,135,679
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        42,710           413,716
----------------------------------------------------------------
                                     1,135,151        11,549,395

Shares repurchased                    (933,383)       (9,014,473)
----------------------------------------------------------------
Net increase                           201,768        $2,534,922
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 111 class R shares of the fund (9.0% of class R shares outstanding), valued at $1,388.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $28,017 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended April 30, 2004, the fund hereby designates 100% or, the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure) as well as a Director of Transcanada Corporation (a gas transmission and power company). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner in Cambus-Kenneth Farm, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke
College.

Dr. Kennan serves as Lead Director (formerly Chairman) of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations and a Trustee of the National Trust for Historic Preservation. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of April 30, 2004, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN075-214207  2OV  6/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Mid Cap Value Fund
Supplement to Annual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/04

                                                                      NAV

1 year                                                              30.06%
Life of fund (since class A inception, 11/1/99)                      76.31
Annual average                                                       13.42

Share value:                                                          NAV

4/30/03                                                              $9.68
4/30/04                                                             $12.55

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains          Total
                     1          $0.038            --                $0.038

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
April 30, 2004      $21,108*    $--             $2,450    $  122
April 30, 2003      $19,500     $--             $2,300    $1,731

*Includes fees of $258 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended April 30, 2004 and April 30, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 2,572 and $ 4,031, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance and interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
April 30, 2004      $--             $---  $--         $--
April 30, 2003      $--             $---  $--         $--


Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004